Exhibit 99.1

EyePoint Pharmaceuticals and Harrow Health’s ImprimisRx Announce Expanded

U.S. Commercial Alliance for DEXYCU®

– ImprimisRx to assume full responsibility for U.S. sales and marketing activities for DEXYCU® and absorb the majority of EyePoint’s DEXYCU commercial organization; EyePoint to retain DEXYCU NDA, revenue recognition, manufacturing and distribution responsibilities for all markets –

WATERTOWN, Mass., NASHVILLE, Tenn. and CARLSBAD, Calif., December 7, 2021 (GLOBE NEWSWIRE) – EyePoint Pharmaceuticals, Inc. (NASDAQ: EYPT), a pharmaceutical company committed to developing and commercializing therapeutics to help improve the lives of patients with serious eye disorders, and ImprimisRx, one of the nation’s leading ophthalmic-focused pharmaceutical businesses and a wholly-owned subsidiary of Harrow Health, Inc. (NASDAQ: HROW), today jointly announced the expansion of their commercial alliance in which ImprimisRx will assume responsibility for U.S. sales and marketing activities for DEXYCU® (dexamethasone intraocular suspension) 9% for the treatment of post-operative inflammation following ocular surgery in the U.S. The amended agreement expands the commercial alliance previously established in August 2020 between the companies.

“EyePoint is excited to build upon our successful collaboration with ImprimisRx to promote awareness and demand for DEXYCU to cataract surgeons and patients in need of more effective treatments to manage ocular inflammation following surgery,” said Scott Jones, Chief Commercial Officer of EyePoint Pharmaceuticals. “We are dedicated to providing long-lasting solutions to all patients suffering from ophthalmic diseases. This expanded partnership enables us to fully leverage ImprimisRx’s presence and tremendous expertise in ocular and cataract surgery, while allowing EyePoint to focus our efforts on advancing our retinal disease-focused pipeline. We look forward to working closely with the ImprimisRx team to accelerate DEXYCU’s growth, bringing its many benefits to more physicians and patients.”

“We are pleased to expand our partnership with EyePoint to continue to bring DEXYCU, an innovative FDA-approved injectable steroid product, to patients experiencing inflammation following ocular surgery,” said John Saharek, President of ImprimisRx. “A growing number of our ophthalmologist customers experience the benefits DEXYCU offers as a sustained release treatment option that is a complement to their patients’ eye drop regimen. We are pleased with the success we have had thus far in building customer demand for DEXYCU, which we expect to grow as result of the expansion of our partnership with EyePoint. We look forward to executing our U.S. commercial strategy alongside EyePoint to attain our shared goal of even greater success for many years to come.”

Under the terms of the expanded commercial alliance, ImprimisRx will assume responsibility for the sales and marketing of DEXYCU in the U.S. and will absorb the majority of EyePoint’s DEXYCU commercial organization. EyePoint will continue to recognize net product revenue and maintain manufacturing and distribution responsibilities for DEXYCU along with non-sales related regulatory compliance. EyePoint will pay ImprimisRx a commission based on the net sales of DEXYCU and will retain all commercial rights for DEXYCU. This amended agreement will be effective on January 1, 2022.

About DEXYCU®

DEXYCU® (dexamethasone intraocular suspension) 9% is indicated for the treatment of postoperative inflammation and was approved by the FDA on February 9, 2018. A link to the full product label is available at: https://dexycu.com/wp-content/uploads/2019/01/DEXYCU-PI-20181220.pdf.

About EyePoint Pharmaceuticals

EyePoint Pharmaceuticals (Nasdaq: EYPT) is a pharmaceutical company committed to developing and commercializing therapeutics to help improve the lives of patients with serious eye disorders. The Company's pipeline leverages its proprietary Durasert® technology for sustained intraocular drug delivery including EYP-1901, a potential twice-yearly intravitreal anti-VEGF treatment initially targeting wet age-related macular degeneration. The Company has two commercial products: YUTIQ®, for the treatment of chronic non-infectious uveitis affecting the posterior segment of the eye, and DEXYCU®, for the treatment of postoperative inflammation following ocular surgery. EyePoint Pharmaceuticals is headquartered in Watertown, Massachusetts.

About ImprimisRx

ImprimisRx is one of the nation’s leading ophthalmology-focused outsourcing pharmaceutical businesses, serving thousands of ophthalmologists and optometrists in all 50 states, with 40 proprietary ophthalmic formulations. For more information about ImprimisRx, including ordering instructions, please visit our website, imprimisrx.com.

About Harrow Health

Harrow Health, Inc. (Nasdaq: HROW) is an ophthalmic-focused healthcare company. The Company owns and operates ImprimisRx, one of the nation’s leading ophthalmology-focused pharmaceutical businesses, and Visionology, a direct-to-consumer eye care subsidiary focused on chronic vision care. Harrow Health also holds non-controlling equity positions in Eton Pharmaceuticals, Surface Pharmaceuticals, and Melt Pharmaceuticals, all of which started as Harrow Health subsidiaries, and owns royalty rights in four clinical-stage drug candidates being developed by Surface Ophthalmics and Melt Pharmaceuticals. For more information about Harrow Health, please visit the Investors section of the corporate website, harrowinc.com.

EYEPOINT PHARMACEUTICALS SAFE HARBOR STATEMENTS UNDER THE PRIVATE SECURITIES LITIGATION ACT OF 1995: To the extent any statements made in this press release deal with information that is not historical, these are forward-looking statements under the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements regarding the use of proceeds for the offering and other statements identified by words such as “will,” “potential,” “could,” “can,” “believe,” “intends,” “continue,” “plans,” “expects,” “anticipates,” “estimates,” “may,” other words of similar meaning or the use of future dates. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Uncertainties and risks may cause EyePoint’s actual results to be materially different than those expressed in or implied by EyePoint’s forward-looking statements. For EyePoint, this includes stock price volatility and uncertainties relating to the financial markets, the continued impact of the COVID-19 pandemic on EyePoint’s business, the medical community and the global economy, and the impact of general business and economic conditions. More detailed information on these and additional factors that could affect EyePoint’s actual results are described in EyePoint’s filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2020, as revised or supplemented by its Quarterly Reports on Form 10-Q and other documents filed with the SEC. All forward-looking statements in this news release speak only as of the date of this news release. EyePoint undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Harrow Health Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Any statements in this release that are not historical facts may be considered such “forward-looking statements.” Forward-looking statements are based on management's current expectations and are subject to risks and uncertainties which may cause results to differ materially and adversely from the statements contained herein. Some of the potential risks and uncertainties that could cause actual results to differ from those predicted include the impact of the COVID-19 pandemic and any future health epidemics on our financial condition, liquidity and results of operations; our ability to make commercially available our compounded formulations and technologies in a timely manner or at all; market acceptance of the Company’s formulations and challenges related to the marketing of the Company’s formulations; risks related to our compounding pharmacy operations; our ability to enter into other strategic alliances, including arrangements with pharmacies, physicians and healthcare organizations for the development and distribution of our formulations; our ability to obtain intellectual property protection for our assets; our ability to accurately estimate our expenses and cash burn, and raise additional funds when necessary; risks related to research and development activities; the projected size of the potential market for our technologies and formulations; unexpected new data, safety and technical issues; regulatory and market developments impacting compounding pharmacies, outsourcing facilities and the pharmaceutical industry; competition; and market conditions. These and additional risks and uncertainties are more fully described in Harrow Health’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q. Such documents may be read free of charge on the SEC's web site at www.sec.gov. Undue reliance should not be placed on forward-looking statements, which speak only as of the date they are made. Except as required by law, Harrow Health undertakes no obligation to update any forward-looking statements to reflect new information, events or circumstances after the date they are made, or to reflect the occurrence of unanticipated events.

For EyePoint Pharmaceuticals:

Investors:

Christina Tartaglia

Stern IR

Direct: 212-698-8700

christina.tartaglia@sternir.com

Media Contact:

Amy Phillips

Green Room Communications

Direct: 412-327-9499

aphillips@greenroompr.com

For Harrow Health:

Investors:

Jamie Webb

Director of Communications and IR

615-733-4737

jwebb@harrowinc.com

Media Contact:

Deb Holliday

Holliday Communications, Inc.

412-877-4519

deb@hollidaycommunications.net